VEC Vertex Employee Letter To: All Vectrus Employees From: Chuck Prow, CEO Subject: Vectrus to Combine with Vertex Date: March 7, 2022 Dear Vectrus Colleagues, Today marks an important next step in the future of Vectrus. Moments ago, we announced that we have agreed to combine with Vertex to create a leading global provider of mission-essential solutions. Creating a Global leader in Mission-Essential Solutions In today’s geopolitical environment, our services are more valued than ever as the entire Vectrus team continues to go above and beyond to support critically important missions at home and abroad. Vectrus is well-known for its ability to provide rapid response, converged solutions across all time zones and operating environments, and every one of you has played a part in getting us to where we are today. Together with Vertex, we are positioning our company for the future. We are bringing together two companies that will offer significantly expanded technology and service capabilities, delivering a comprehensive suite of integrated solutions and critical service offerings to support national security readiness and modernization initiatives around the world. This highly strategic transaction builds on our accomplishments over the last several years and significantly accelerates our ability to deliver converged solutions while providing enhanced value for all our stakeholders. For those of you who may not know, Vertex operates in over 125 locations worldwide, offering all levels of aviation maintenance, worldwide contractor logistics support, systems engineering and integration, specialized onsite mission execution, high consequence training programs for defense and commercial clients, and integrated supply-chain solutions. In addition, Vertex recently combined with Raytheon’s Defense Training and Mission Critical Solutions businesses, which expanded its technology solutions and services across training, mission support, and engineering and modernization. Beyond its impressive scale and service capabilities, Vertex’s culture and values are similar to our own, and they share our principles of Integrity, Respect, Responsibility, and Professionalism. Combining Vectrus and Vertex’s complementary businesses will enable us to enhance the delivery of services to our federal clients. Through increased scale and meaningful synergies, we will also be able to be more competitive in the national security environment. I am confident that Vertex will be a strong partner for Vectrus and our employees. We look forward to combining the strengths of our businesses and teams to build upon both companies’ Exhibit 99.1 proud track records of providing critical mission support for our clients’ toughest operational challenges. What Comes Next Today’s announcement is the first step in a process that will take some time. The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions and Vectrus shareholder approval. Until we complete this transaction, we will continue to operate as separate companies. I appreciate that change can be a distraction, but we are relying on you to continue focusing on your responsibilities and our mission. Upon completion of the transaction, I will lead the combined company and Susan Lynch will continue to serve as our CFO. We will also introduce a new name for the combined company, which will be headquartered in Northern Virginia. This is just the beginning, and there are still many decisions to be made as part of the integration planning process. Most importantly this transaction is about delivering growth and providing opportunities for employees within a larger global organization. We will be discussing this transaction and our fourth quarter financial results during our investor call today at 8:00 AM ET. You can access the conference call here: https://www.webcaster4.com/Webcast/Page/1431/44827. In addition, we will host a town hall at 10:00 AM ET: INSERT LINK. In the interim, a short FAQ as well as an infographic are attached to this email, which provide additional detail and can help address some of your immediate questions. We are committed to keeping you informed as we progress toward closing and throughout the integration planning process. It is common for this type of announcement to garner attention in the media and the marketplace. Consistent with our company policy, should you receive any inquiries from outside parties, including media, investors or others, please forward them to Mike Smith at Michael.Smith@vectrus.com. Lastly, I wanted to mention that at Vectrus, we recognize that our people are our most important asset – we remain so proud of our unyielding service to the war fighter around the globe. Today’s announcement is a testament to your hard work. On behalf of the Board of Directors and management team, we thank you for your continued dedication to Vectrus and fulfilling our mission. We hope that you share our excitement about this next chapter. Sincerely, //S// Chuck Prow President and Chief Executive Officer FORWARD-LOOKING STATEMENTS

Certain material presented in this communication includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, Vectrus may be unable to obtain shareholder approval as required for the Transaction; conditions to the closing of the Transaction may not be satisfied; the possibility that anticipated benefits of the Transaction may not be realized or may take longer to realize than expected; the possibility that costs related to Vectrus's integration of Vertex’s operations may be greater than expected and/or that revenues following the Transaction may be lower than expected; Vectrus’s business may suffer as a result of uncertainty surrounding the Transaction and disruption of management’s attention due to the Transaction; the outcome of any legal proceedings that arise that are related to the Transaction; Vectrus may be adversely affected by other economic, business, and/or competitive factors; the risk that Vectrus may be unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the impact of legislative, regulatory, competitive and technological changes; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the Transaction on the ability of Vectrus to retain and maintain relationships with both Vectrus’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; responses from customers and competitors to the Transaction; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; statements about Vectrus’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, Vectrus plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement/prospectus regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, VECTRUS’S SHAREHOLDERS ARE URGED TO READ

THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY VECTRUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the proxy and other documents containing important information about Vectrus and Vertex, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Vectrus makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Participants in Solicitation Vectrus, its directors and certain of its respective executive officers may be considered participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of Vectrus is set forth in Vectrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 2, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. To the extent the holdings of securities of Vectrus by Vectrus’s directors and executive officers have changed since the amounts set forth in Vectrus’s proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the Transaction will be included in the proxy statement/prospectus relating to the Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above.